                                                                   EXHIBIT 10.51

                                LEASE AGREEMENT


                                    BETWEEN


                   RESOLUTION TRUST CORPORATION AS RECEIVER
                     FOR PAN AMERICAN FEDERAL SAVINGS BANK

                         OLD STONE BANK OF CALIFORNIA,

                            A FEDERAL SAVINGS BANK

                                 AS "LANDLORD"


                                      AND


                            PAN AMERICAN BANK (FSB)

                                  AS "TENANT"

          THIS LEASE is made as of September 26, 1994, by and between RESOLUTION TRUST CORPORATION AND OLD STONE BANK OF CALIFORNIA, Owners (50% Ownership - The Resolution Trust Corporation as Receiver for Pan American Federal Savings Bank and Old Stone Bank of California, A Federal Savings Bank), ("Landlord"), and PAN AMERICAN BANK (FSB) ("Tenant"). Landlord and Tenant hereby agree as follows:

     1.   PREMISES.  Landlord hereby leases to Tenant, and Tenant hereby leases
          --------
from Landlord, upon the terms and subject to the conditions of this Lease, approximately 7,720 rentable square feet of office space including Suite 310 and 300 (the "Premises"), as shown on Exhibit A attached hereto and made a part hereof. The Premises are located on the third (3) floor of the building known as the 1300 S. El Camino Real Building and located at 1300 S. El Camino Real, San Mateo, California (the "Building"). The Building contains a total of approximately 84,955 rentable square feet of office space. The Building, the Parking Facility, the parcel(s) of land on which the Building and Parking Facility are situated (the "Land"), the other improvements on the Land and the personal property used by Landlord in the operation of the Building are sometimes collectively referred to in this Lease as the "Property".

     2.   TERM; POSSESSION.  The term of this Lease (the "Term") shall commence
          ----------------
on the "Commencement Date" specified below and, unless sooner terminated pursuant to the provisions of this Lease, shall expire on the last day of the month following the fifth (5th) anniversary of the Commencement Date of Suite 300, ("Expiration Date"). Such Expiration Date for this Lease shall be March 31, 2000.

          The parties agree that the Commencement Date will occur on October 1, 1994 ("Scheduled Commencement Date") for Suite 310 which includes 2,365 rentable square feet, the parties also agree that the Commencement Date will occur on April 1, 1995 ("Scheduled Commencement Date") for Suite 300 which includes 5,355 rentable square feet.

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     3.   RENT.
          ----

          3.1  Base Rent. During the Term, Tenant shall pay to Landlord, as
               ---------
monthly base rent for the Premises ("Base Rent"), without offset, deduction, prior notice or demand the following amounts:

       Suite 310                                          Suite 300

       1 month at $0.00                                   1 month at $0.00
   2-26 months at $1.51                               2-20 months at $1.51
  27-46 months at $1.54                              21-40 months at $1.54
  47-66 months at $1.64                              41-60 months at $1.64

          Base Rent for the first month of the Term for which Base Rent is payable shall be payable in advance upon the execution of this Lease. Thereafter, Base Rent shall be payable in advance on the first day of each calendar month during the Term that follows the first month of the Term for which Base Rent is payable. Base Rent for any partial month during the Term shall be prorated, based upon the daily Base Rent then in effect (calculated on the basis of a 365-day year).

          3.2  Payment of Rent.  All amounts payable or reimbursable by Tenant
               ---------------
to Landlord under this Lease, including amounts payable as late charges or interest, shall constitute "Rent" and shall be payable and recoverable as Rent in the manner provided in this Lease. All sums payable to Landlord on demand under the terms of this Lease shall be payable within ten (10) days after written notice from Landlord of the amounts due. All Rent shall be paid to Landlord in lawful money of the United States at the address specified in
Section 24 - "Notices" or at such other place as Landlord may from time to time designate in writing. Tenant shall pay rent herein reserved to:

               1300 S. El Camino Building
               c/o Cornish & Carey Commercial
               5201 Great America Parkway, Suite 532
               Santa Clara, CA  95054

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     4.   ADDITIONAL RENT:  INCREASES IN OPERATING COSTS AND TAXES.
          --------------------------------------------------------

          4.1  Definitions.  For purposes of this Lease the following terms
               -----------
shall be defined as follows:

               (a) "Base Operating Costs" means the Gross Operating Costs incurred for the calendar year 1994 (excluding, therefrom, however, any gross operating costs of a nature that would not be ordinarily and regularly incurred in each and every calendar year);

               (b) "Base Operating Taxes" means the Gross Operating Taxes incurred for the calendar 1994;

               (c) "Gross Operating Costs" means all direct costs of managing, operating, maintaining and repairing the Property including the parking facility and common area, including, but not limited to: (1) costs of maintenance and repair of the Property, including the repair or replacement of glass and the repair of the roof covering or membrane; (2) costs of maintenance and replacement of landscaping in the Property; (3) costs of providing utilities and services, including costs and charges for water, gas electricity, sewage disposal, rubbish removal, security services, cleaning and janitorial services, window washing and supplies and materials; (4) charges for the service of independent contractors and compensation (including employment taxes and fringe benefits) for persons who perform duties in connection with the operation, maintenance and repair of the Building, such compensation to be appropriately allocated for persons who perform duties unrelated to the Building; (5) premiums for property (including coverage for earthquake and flood if carried by Landlord), liability, rental income and other insurance relating to the Property, and deductible amounts under such insurance paid in connection with the repair or restoration of the Property (including the common areas) after damage or destruction of the Property; (6) fees and charges for licenses, permits and inspections; (7) amortized costs of capital improvements required to meet changed governmental regulations or which are intended to reduce Gross Operating Costs, such costs, together with interest on the unamortized balance at the rate of fifteen percent (15%) per annum or any higher rate paid by Landlord on funds borrowed for the purpose of, constructing such capital improvements, to be amortized over such reasonable periods as Landlord shall determine; (8) any costs associated with the maintenance of the Building management offices or related facilities in the Building, including the rental value of any space occupied for such purposes, the cost of furnishing such space (such costs to be depreciated in accordance with generally accepted accounting principles if such costs are of a capital nature); and supplies and materials used in connection with management of the building; (9) fair market property management fees; (10) costs for accounting, legal and other professional services incurred in connection with the operation of the Building and the calculation of Gross Operating Costs and Gross Taxes (as defined below); (11) a reasonable allowance for depreciation on machinery and equipment used to maintain the property and on other personal property used by Landlord in the Building (including window covers and carpeting in public corridors and common areas); (12) the reasonable cost of contesting the validity or applicability of any governmental enactments that may affect the Property; (13) the Building's share of common area maintenance fees and expenses; (14) any costs associated with, related to, or arising in connection with telecommunications for the Property, including, without limitation, telephone, facsimile, video conferencing and computer communications costs incurred in connection with the operation, maintenance or management of the Property and any maintenance or repair costs including service contracts and insurance policies in connection with Landlord's obligation to maintain or repair telephone cabling and inside wiring connected with the Property; and Lessee shall not be charged for other tenants' communication needs; and (15) any other expense or charge, whether or not herein-before described, which in accordance with generally accepted property management practices would be considered an expense of managing, operating, maintaining and repairing the Property.

               Gross Operating Costs shall not include (i) capital improvements subsequent to the initial construction and development of the Building, other than those specifically enumerated above in the definition of Gross Operating Costs; (ii) costs of special services rendered to individual tenants (including Tenant) for which a special charge is made; (iii) interest and principal payments on loans or indebtedness secured by the Building; (iv) costs of improvements for other tenants of the Building; (v) costs of services or other benefits of a type which are not available to Tenant but which are available to other tenants or occupants, and costs for which Landlord is reimbursed by other tenants of the Building other than through payment of tenants' shares of Operating Costs and Taxes; (vi) leasing commissions, attorneys' fees and other expenses incurred in connection with negotiations or disputes with other tenants, prospective tenants or occupants of the Property, or in connection with the enforcement or violation by Landlord or such tenant or occupant of any lease; (vii) depreciation or amortization, other than as specifically enumerated above in the definition of Gross Operating Costs; (viii) costs, fines or penalties incurred due to Landlord's violation of any law or governmental regulation; and (ix) the excess of the cost of supplies and services provided by subsidiaries and affiliates of Landlord over competitive costs by independent suppliers and contractors of comparable buildings in the vicinity of the Property.

               (d) "Gross Taxes" means all real property taxes and general, special or district assessments or other governmental impositions, of whatever kind, nature or origin, imposed on or by reason of the Ownership or use of the Property; governmental charges, fees or assessments for transit (including without limitation, area wide traffic improvement assessments and transportation system management fees), housing, police, fire or other governmental service or purported benefits to the Property; personal property taxes assessed on the personal property of the Landlord used in the operation of the Property; service payments in lieu of taxes and taxes and assessments of every kind and nature whatsoever levied or assessed in addition to, in lieu of or in substitution for existing or additional real or personal property taxes on the Property or the personal property described above; taxes and assessments on the gross or net rental receipts of Landlord derived from the Building (excluding, however, state and federal personal or corporate income taxes measured by the income of the Landlord from all sources); and the reasonable cost of contesting by appropriate proceedings the amount of validity of any taxes, assessments or charges described above. The term "Gross Taxes" shall not include any "Tenant's Taxes" as defined in Section 9 - "Tenant's Taxes."

               (e) "Operating Costs" means the total Gross Operating Costs for any calendar year divided by the number of rentable square feet of office space in the Building. Operating Costs for any year during which average occupancy of the Building is less than ninety-five percent (95%) shall be calculated based upon the Gross Operating Costs that would have been incurred if the Building were so occupied during the entire calendar year. Tenant's Share of Operating Costs shall not be reduced as a result of Tenant's performing for itself any of the services that Landlord provides for the Property or the tenants of the Property.

               (f) "Taxes" means the total Gross Taxes for any calendar year divided by the number of rentable square feet in the Building. Taxes for any year during which average occupancy of the Building is less than ninety-five percent (95%) shall be calculated based upon the Gross Taxes that would have been incurred if the Building were so occupied during the entire calendar year.

               (g) "Tenant's Share" means an amount equal to the number of rentable square feet of office space in the Premises divided by the total number of rentable square feet of office space in the Building, multiplied by any increases in Operating Costs and Taxes over Base Operating Costs and Taxes.

          4.2  Additional Rent.  If Operating Costs and Taxes for any calendar
               ---------------
year during the term of this Lease exceed Base Operating Costs and Taxes, Tenant shall pay Landlord, as "Additional Rent," Tenant's Share of such increase in Operating Costs and Taxes (whether such increase, in the case of Taxes, is caused by changes in valuation, rate or other factors or circumstance).

          4.3  Notice and Payment.  As close as reasonably possible to the end
               ------------------
of each calendar year, Landlord shall notify Tenant of any increases in Operating Costs and Taxes over Base Operating Costs and Taxes estimated by Landlord for the following calendar year. Commencing on the first day of January of each calendar year and on the first day of every month thereafter in such year, Tenant shall pay to Landlord, as Additional Rent, one-twelfth (1/2th) of Tenant's Share of increases in Operating Costs and Taxes as estimated by Landlord. If at any time during any such calendar year, it appears to Landlord that Operating Costs or Taxes for such year will vary from Landlord's estimate, Landlord may, by written notice to Tenant, revise its estimate for such year and the Additional Rent payments by Tenant for such year shall thereafter be based upon such revised estimate.

          As soon as possible, however, in no event later than ninety (90) days after the end of each calendar year for which Tenant has made estimated payments or is liable for increases in Operating Costs and Taxes, Landlord shall furnish Tenant a statement with respect to such year, certified by Landlord's controller, showing Gross Operating Costs and Gross Taxes, Operating Costs and Taxes, the increase in Operating Costs and Taxes over Base Operating Costs and Taxes, Tenant's Share of such increase, and the total payments made by Tenant on the basis of any previous estimate of such increases. Unless Tenant raises any objections to Landlord's statement within three (3) months after receipt of the same, such statement, shall conclusively be deemed correct and Tenant shall have no right thereafter to dispute such statement or any item therein or the computation of increases of Operating Costs or Taxes. If Tenant does object to such statement, Landlord shall provide Tenant with reasonable verification of the figures shown on the statement and the parties agree to negotiate in good faith to resolve any disputes. Any amounts due Landlord or Tenant shall be paid in the manner set forth below. Any objection of Tenant to Landlord's statement and resolution of any dispute shall not postpone the time for payment of any amounts due Tenant or Landlord based on Landlord's statement, nor shall any failure of Landlord to deliver Landlord's statement in a timely manner relieve Tenant of its obligation to pay any amounts due Landlord based on Landlord's statement.

          If Tenant's Share for the year as finally determined exceeds the total payments made by Tenant based on Landlord's estimates, Tenant shall pay Landlord the deficiency within ten (10) days of Tenant's receipt of Landlord's statement. If the total payments made by Tenant based on Landlord's estimate of the increases in Operating Costs and Taxes exceed Tenant's Share of the increases, as determined by Landlord, Tenant's excess payment shall be credited towards the next payments by Tenant of Rent or estimated increases in Operating Costs and Taxes.

          For any partial calendar year at the commencement or termination of this Lease, Tenant's Share of any increases in Operating Costs and Taxes over Base Operating Costs and Taxes for such year shall be prorated on the basis of a 365-day year by computing Tenant's Share of the increases in Operating Costs and Taxes for the entire year and then prorating such amount for the number of days the term of this Lease was in effect during such year. Notwithstanding the termination of this Lease, and within ten (10) days of Tenant's receipt of Landlord's statement regarding the determination of increases in Operating Costs and Taxes for the calendar year in which this Lease terminates, Tenant shall pay to Landlord or Landlord shall pay to Tenant, as the case may be, an amount equal to the difference between Tenant's Share (as prorated) of the increases in Operating Costs and Taxes for such year, as finally determined by Landlord, and the amount previously paid by Tenant toward such increases.

     5.   USE OF PREMISES.  The Premises shall be used for general office
          ---------------
purposes and banking/lending operations and for no other business or purpose without the written consent of Landlord.

          Tenant shall comply with all present and future governmental laws, ordinances, rules and regulations relating to Tenant's use or occupancy of the Premises and shall observe the Building Rules, as defined in Section 30 - "Rules and Regulations." Tenant shall; not do, bring, keep or sell anything in or about the Premises that is prohibited by the standard form of fire insurance policy or that will cause a cancellation of, or an increase in the existing premium for, any insurance policy covering the Property or any part thereof.
Any breach of this covenant shall constitute a default under this Lease and in addition shall obligate Tenant to pay to Landlord any and all increases in insurance premiums resulting from such breach.

          Tenant shall not occupy or use the Premises, or permit the Premises to be occupied or used, in any manner that will constitute waste or nuisance or will disturb the quiet enjoyment of or otherwise annoy other tenants in the Building. Tenant shall not, without the prior consent of Landlord, bring into the Building or the Premises or use or incorporate in the Premises any apparatus, equipment or supplies that may cause substantial noise, odor or vibration or overload the Premises or the Building or any of its utility or elevator systems or jeopardize the structural integrity of the Building or any part thereof. If, after ten (10) days written notice to Tenant, any of Tenants office machines or equipment disturb any other tenant in the Building, then Tenant shall provide adequate insulation or take such other action as may be necessary to eliminate the disturbance.

          Tenant shall not, without the prior consent of Landlord, connect to the utility systems of the Building any apparatus, machinery or the equipment except typical office machines and devices such as electric typewriters, word processors; mini and micro-computers and office-size photocopiers. Tenant shall pay the cost of all utilities and services supplied to Tenant in connection with Tenant's use of additional office equipment approved by Landlord hereunder, as provided in Section 10.2 - "Payment for Additional Utilities and Services." Tenant shall not, without the prior consent of Landlord, connect to any dedicated electrical circuit in the Premises electrical apparatus or equipment of any type having in the aggregate electrical power requirements in excess of two amps per outlet. Notwithstanding Landlord's consent to such excess loading of circuits, Tenant shall pay the cost of any additional or above-standard capacity electrical circuits necessitated by such excess loading circuits and the installation thereof.

     6.   ALTERATIONS.  All alterations, improvements or changes to the Premises
          -----------
desired by Tenant ("Alterations") shall be made at Tenant's expenses and all improvements in excess of $4,000 shall require Landlord's prior approval which approval shall not be unreasonably withheld. If Tenant desires any Alteration in excess of $4,000, Tenant shall submit to Landlord for its prior

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approval (which approval shall not, provided such Alteration does not affect the structural portions or the mechanical or utility systems of the Property, and subject to other terms of this Lease, be unreasonably withheld or delayed) reasonably detailed final plans and specifications and the name of the contractor proposed by Tenant to make the Alteration. Tenant shall obtain all applicable permits, authorizations and governmental approvals before commencement of the Alterations, and the Alterations shall be completed with due diligence in compliance with the plans and specifications approved by Landlord. In making any Alteration, Tenant shall comply in all respects with the "Building Rules" (as defined in Section 30 - "Rules and Regulations") and with Section 5 - "Use of Premises."

          All Alterations shall be made at such times and in such manner as Landlord may designate, only by such contractors or mechanics as are reasonably approved by Landlord, and subject to all other reasonable conditions which Landlord may in its discretion impose. Tenant shall reimburse Landlord upon demand for any expenses incurred by Landlord in connection with any Alterations made by Tenant, including any fees charged by Landlord's contractors or consultants to review plans and specification prepared by Tenant and the cost of updating the existing as-built plans and specifications of the Building to reflect the Alterations, not to exceed $200.00 per occurrence.

          All Alterations shall be the property of Landlord, and upon expiration or termination of this Lease, all Alterations shall be surrendered with the premises at the end of the term of this Lease in accordance with Section 20.1 - "Surrender"; provided, however, that Landlord may elect, at time of approval, to require Tenant, at Tenant's expense, to remove any Alterations and to restore the Premises to the condition designated by Landlord.

          Tenant shall obtain liability insurance, in form and amount and from an insurance company acceptable to Landlord, insuring Tenant against damage to person and property arising out of the construction of the Alteration. If the cost of any Alteration exceeds $30,000, then Tenant shall obtain a completion bond for the work, which bond shall be issued by a company acceptable to Landlord. Tenant shall keep the Premises and the Property free and clear of all liens arising out of

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any work performed, materials furnished or obligations incurred by Tenant.
Tenant shall give Landlord at least five (5) days' notice prior to the commencement of any Alterations. Landlord may post and record an appropriate notice of non-responsibility with respect to any Alteration or the installation of any "Trade Fixtures" (as defined in Section 8 -"Trade Fixtures"), and Tenant shall maintain any such notices posted by Landlord in or on the Premises. In the event any such lien attaches to the Premises or the Property, and Tenant does not cause the same to be released by payment, bonding or otherwise, within ten
(10) days after the attachment thereof, Landlord shall have the right but not the obligation to cause the same to be released by such means as it shall deem property, and any sums expended by Landlord in connection therewith shall be payable by Tenant on demand with interest thereon from the date of expenditure by Landlord at the rate specified in Section 17.2 -"Interest" hereof.

     7.   MAINTENANCE AND REPAIRS.  By taking possession of the Premises Tenant
          -----------------------
agrees that the Premises are then in a rentable and good condition. During the term of this Lease Tenant shall take good care of the Premises and, at Tenant's expense, but under the direction of Landlord, shall repair and maintain the Premises, including the interior walls and ceilings of the Premises, those portions of the "Building Systems" (as defined below) located within the Premises, the Suite Improvements, and the Alterations on the Premises, in a first class condition, and keep the Premises in a clean and orderly condition, so as to return Premises to Landlord in the same condition as when taking possession, except for reasonable wear and tear. As a material part of the consideration for this Lease, Tenant hereby waives the provisions of California Civil Code Sections 1932(1), 1941 and 1942 or any other applicable existing or future law, ordinance or governmental regulation permitting Tenant to make repairs at the Landlord's expense.

          Landlord shall maintain or cause to be maintained in reasonably good order, condition and repair, the structural portions of the roof, foundations, floors and exterior walls of the Building, the equipment and facilities by which utilities and services are provided and the public and common areas of the Building, such as elevators, stairs, corridors and restrooms; provided, however, that Tenant shall pay the cost of repairs for damage occasioned by Tenant's mis-use of the Premises or the Building or any act or omission of Tenant or Tenant's employees, agents, contractors and licensees (collectively Tenant's "Representatives") or Tenant's customers, guests or invitee (collectively Tenant's "Visitors"). Landlord shall be under no obligation to inspect the Premises. Tenant shall promptly report in writing to Landlord any obvious and apparent defective condition known to it which Landlord is required to repair, and failure to so report such defect shall make Tenant responsible to Landlord for any liability incurred by Landlord by reason of such condition. Landlord shall use all reasonable efforts to repair as soon as deemed reasonable.

          Landlord hereby reserves the right, at any time and from time to time, without the same constituting an actual or constructive eviction, to make alterations, additions, repairs, improvements to or in or to decrease the size of area of, all or any part of the Building, the fixtures and equipment therein, the heating, ventilation, air-conditioning, plumbing, electrical, fire protection, life safety, security and mechanical systems of the Building ("Building Systems"), the common areas and all other parts of the Building, and to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets and other public parts of the Building. Landlord shall use reasonable effort to minimize interference with Tenant's use of the Premises or Building.

     8.   TRADE FIXTURES.  Subject to the provisions of Section 5 - "Use of
          --------------
Premises" and Section 6 - "Alterations", Tenant may install and maintain furnishings, equipment, movable partitions, business machines and other trade fixtures ("Trade Fixtures") in the premises, provided that the Trade Fixtures do not become permanently attached to the Premises or the Building, Tenant, if not then in default under this Lease, may alter or remove any of its Trade Fixtures at any time during the term of this Lease or upon its expiration or termination. Tenant shall promptly repair any damage to the Premises or the Building caused by such removal. If Tenant falls to make such repairs, Landlord may do so at Tenant's expense.

     9.   TENANT'S TAXES.
          --------------

          9.1  Definition.  For purposes of this Section, "Tenant's Taxes" shall
               ----------
mean all taxes, assessments, license fees and other governmental charges or impositions levied or assessed against or with respect to Tenant's personal property or Trade Fixtures installed, located or attached to the Premises, whether levied directly against Tenant or levied against Landlord or the Property.

          9.2  Payment.  Tenant shall pay all Tenant's Taxes before delinquency
               -------
and, at Landlord's request, shall furnish Landlord satisfactory evidence thereof. If Tenant fails timely to pay any Tenant's Taxes levied directly against Tenant, if any Tenant's Taxes are levied against Landlord or the Property, or if the assessed value of the Building is increased by the inclusion of a value placed on Tenant's personal property, Trade Fixtures or Alterations, Landlord may pay the portion of Tenant's Taxes that is not paid by Tenant or that is levied or assessed against Landlord or the Property. Landlord may pay such Tenant's Taxes regardless of the validity of their levy or assessment and whether or not Tenant elects to contest the same if, in the reasonable judgement of Landlord, the failure to pay such taxes will jeopardize the interest of Landlord in the Property. If Landlord pays Tenants Taxes or any portion thereof, Tenant shall, immediately upon demand by Landlord, reimburse Landlord for the amount of such payment, together with interest and the rate specified in
Section 17.2 - "Interest" from the date of Landlord's payment to the date of Tenant's reimbursement.

     10.  UTILITIES AND SERVICES.
          ----------------------

          10.1 Description of Services.  During the hours of 8:00 a.m. to 6:00
               -----------------------
p.m. ("Business Hours") on weekdays except public holidays ("Business Days"), and subject to the rules and regulations of the Building, Landlord shall furnish to the Premises "Building Standard" amounts of electricity, water, heat, air conditioning and elevator service consisting of either attended or non-attended automatic elevators. On Business Days, subject to the rules and regulations of the Building, Landlord shall furnish to the Premises and its attendant restrooms and other common areas, "Building Standard" janitorial service, window washing, fluorescent tube replacement and toilet room supplies; provided, however, that Landlord shall not be required to provide janitorial services required due to the sum of portions of the Premises for preparation or consumption of food or beverages or for similar purposes. During non-Business Hours, Landlord shall furnish the Premises with water and elevator service and, subject to the provisions of Section 10.2 - "Payment for Additional Utilities and Services", electricity and, upon twenty-four (24) hours notice from Tenant, reasonable heat and air conditioning. Any additional utilities or services that Landlord may agree to provide at Tenant's request shall be at Tenant's sole expense.

          10.2 Payment for Additional Utilities and Services.  Tenant shall pay
               ---------------------------------------------
for heat and air conditioning furnished at Tenant's request during non-Business Hours on an hourly basis at the then prevailing rate established for the Building by Landlord. If the service requested by Tenant is not a continuation of service furnished during Business Hours, Tenant shall pay for such service at such rate for a period of two (2) hours preceding the commencement of service. The current cost of after-hours HVAC is $30.00 per hour.

          If the temperature otherwise maintained in any portion of the Premises by the heating, ventilating and air conditioning ("HVAC") systems of the Building is affected as a result of (a) any lights, machines or equipment used by Tenant in the Premises; or (b) the occupancy of the Premises by more than one person per 115 square feet of rentable area; then Landlord shall have the right to install any machinery or equipment that Landlord reasonably deems necessary to restore temperature balance, including modifications to the standard air conditioning equipment. The cost of any such equipment and modifications, including the cost of installation and any additional cost of operation and maintenance of the same, shall be paid by Tenant or Landlord upon demand.

          In the event the Tenant's usage of electricity, water or any other utility exceeds the Building Standard use of such utility, after notice to Tenant of such excess use, Landlord may determine the amount of such excess use by any reasonable means (including, but not limited to, the installation at Landlord's request but at Tenant's expense of a separate meter or other measuring device) and charge Tenant for the cost thereof. Building Standard electrical usage has been determined by Landlord to be .632 kilowatt hours per month per rentable square foot in the Premises. In addition, Landlord may impose a reasonable charge for the use of any additional or unusual janitorial services required by Tenant because of any unusual Suite Improvements or Alterations, the carelessness of Tenant or the nature of Tenant's business (including hours of operation).

          All sums payable hereunder by Tenant for additional services or for excess utility usage shall be payable within ten (10) days after notice from Landlord of the amounts due; except that Landlord may require Tenant to pay monthly for the estimated cost of Tenant's excess utility usage if such usage occurs on a regular basis, and such estimated amounts shall be payable in advance on the first day of each month.

          10.3 Interpretation of Services.  In the event of an interruption in,
               --------------------------
or failure or inability to provide any of the services or utilities described in section 10.1 - "Description of Services" (a "Service Failure"), such Service Failure shall not, regardless of its duration, constitute an eviction of tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability for consequential damages or loss of business by Tenant or, except as provided herein, entitle Tenant to an abatement of rent or to terminate this Lease.

               (a) If any Service Failure not caused by Tenant or its Representatives or Visitors prevents Tenant from reasonably using a material portion of the Premises and Tenant in fact ceases to use such portion of the Premises, Tenant shall be entitled to an abatement of Base Rent and Additional Rent with respect to the portion of the Premises that Tenant is prevented from using by reason of such Service Failure in the following circumstances: (i) if Landlord fails to commence reasonable efforts to remedy the Service Failure within three (2) Business Days following the occurrence of the Service Failure or falls thereafter to pursue diligently reasonable action to remedy the Service Failure, the abatement of Rent shall commence on the third Business Day following the Service Failure and continue for the balance of the period during which Tenant is so prevented from using such portion of the Premises; and (ii) if the Service Failure in all events is not remedied within ten (10) days following the occurrence of the Service Failure and Tenant in fact does not use such portion of the Premises for an uninterrupted period of ten (10) days or more by reason of such

     Service Failure, the abatement of Rent shall commence no later than the eleventh day following the occurrence of the Service Failure and continue for the balance of the period during which Tenant is so prevented from using such portion of the Premises.

               (b) If a Service Failure is caused by Tenant or its Representatives or Visitors, Landlord shall nonetheless remedy the Service Failure, at the expense of Tenant, pursuant to Landlord's maintenance and repair obligations under Section 7 - "Maintenance and Repair" or Section
     13.1 - "Landlord's Duty to Repair," as the case may be, but Tenant shall not be entitled to an abatement of Rent or to terminate this Lease as a result of such Service Failure.

     11.  EXCULPATION AND INDEMNIFICATION.  Landlord shall not be liable to
          -------------------------------
Tenant for any loss, injury or other damage to any person or property (including, but no limited to, Tenant or Tenant's property) in or about the Premises or the Property from any cause (including, but no limited to: defects in the Property or in any equipment in the Property, fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstand in, above, or about the Premises or the Property; or acts of other tenants in the Building), unless caused by Landlord's willful misconduct. Tenant hereby waives all claims against Landlord for such damage and the cost and expense of defending against claims relating to such damage, except that Landlord shall indemnify and hold Tenant harmless from and against any claims, liability, damages, costs or expenses, including reasonable attorneys' fees and costs incurred in defending against the same ("Claims"), to the extent the same are caused by the willful or negligent acts or omissions of Landlord or its authorized representatives. In no event, however, shall Landlord be liable to Tenant for punitive or consequential damages or damages for loss of business by Tenant.

          Tenant shall indemnify and hold Landlord harmless from and against any Claims arising from (a) the acts or omissions of Tenant or its Representatives or Visitors in or about the Property from and after the date hereof, or (b) any construction or other work undertaken by Tenant on the Premises from and after the date hereof, or (c) from any breach or default under this Lease by Tenant from and after the date hereof, or (d) any accident, injury or damage, howsoever and by whosoever caused, to any person or property, occurring in or about the Premises during the Term; excepting only such Claims to the extent they are caused by the negligent or willful acts or omissions of Landlord or its authorized representatives.

          The obligations of the parties under this Section 11 shall survive the expiration or termination of this Lease.

     12.  INSURANCE.
          ---------

          12.1 Tenant's Insurance.  Tenant, at its expense, shall maintain in
               ------------------
full force during the term of this Lease, a policy or policies of commercial general liability insurance with a combined single limit of at least One Million Dollars ($1,000,000) for each occurrence, insuring against all liability of Tenant and its Representatives and Visitors for personal or bodily injury or property damage arising out of or incurred in connection with Tenant's use or occupancy of the Premises or the Property. Such policy or policies shall further insure the indemnification obligations of Tenant under this Lease.

          Tenant shall at all times maintain in effect insurance with respect to its Alterations and Trade Fixtures providing coverage against fire, extended coverage perils and vandalism and malicious mischief, to the extent of at least eighty percent (80%) of the full replacement cost thereof. Tenant may carry such insurance under a blanket policy, provided that such policy provide equivalent coverage to a separate policy. During the term of this Lease the proceeds from any such policies of insurance shall be used for the repair or replacement of the Alterations and Trade Fixtures so insured. Landlord shall have no interest in such insurance and shall sign all documents reasonably necessary or proper in connection with the settlement of any claims or loss by Tenant. Landlord will not carry insurance on Tenant's personal property or Trade Fixtures.

          Each policy of insurance required under this Section 12.1 shall be in a form, in an amount, and with an insurer acceptable to Landlord, and shall require at least fifteen (15) days' written notice to Landlord prior to any termination or alteration of the policy. Each policy of liability insurance shall name Landlord, its partners and its property manager and mortgagees as additional insured and provide that it is primary to, and not contributing with, any policy carried by Landlord covering the same loss. Tenant shall provide to Landlord, upon request, evidence that the insurance required to be carried by Tenant pursuant to this Section 12.1 is in full force and effect and the premiums therefor have been paid.

          Not more frequently than once every year, Tenant shall increase the amounts of insurance as recommended by Landlord's tender or insurance broker if, in the opinion of either of them, the amount of insurance then required under this Lease is not adequate. Any limits set forth in this Lease on the amount or type of coverage required by Tenant's insurance shall not limit the liability of Tenant under this Lease.

          12.2 Landlord's Insurance.  During the term of this Lease Landlord
               --------------------
shall maintain in effect insurance on the Building against fire, extended coverage perils and vandalism and malicious mischief (to the extent such coverage are available), with responsible insurers licensed to do business in the state in which the Building is located, insuring the Building and the Suite Improvements in an amount equal to at least eight percent (80%) of the replacement cost thereof, excluding foundations., footings and underground installations. Landlord may, but shall not be obligated to, carry insurance against additional perils and/or in greater amounts.

          12.3 Waiver of Subrogation.  To the extent permitted by their
               ---------------------
respective policies of insurance, Landlord and Tenant each hereby waive any right of recovery against the other and the authorized representatives of the other for any loss or damage that is covered by any policy of insurance maintained by either party with respect to the Premises or the Property or any operation therein. If any policy of insurance relating to this Lease or to the Premises or the Property does not permit the foregoing waiver or if the coverage under any such policy would be invalidated as a result of such waiver, the party maintaining such policy shall, if possible, obtain from the insurer under such policy a waiver of all right of recovery by way of subrogation against either party in connection with any claim, loss or damage covered by such policy. If either party is not able to obtain such waiver, then such parties shall have the other party named as an additional insured on all such policies of insurance.

     13.  DAMAGE OR DESTRUCTION.
          ---------------------

          13.1 Landlord's Duty to Repair.  If all or a substantial part of the
               -------------------------
Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty then, unless either party is entitled to and elects to terminate this Lease pursuant to Sections 13.2 - "Landlord's Right to Terminate" and 13.3 "Tenant's Right to Terminate" Landlord shall, at its expense, use reasonable efforts to repair and restore the Premises and/or the Property, as the case may be, to substantially their former condition to the extent permitted by the then applicable codes, laws and regulations; provided, however, that in no event shall Landlord have any obligation to repair or replace the Suite Improvements beyond the extent of insurance proceeds received for the repair or restoration thereof or any of Tenant's personal property, Trade Fixtures or Alterations. Notwithstanding the above, if Landlord, at Tenant's request, has insured Tenant's Alterations as provided in
Section 12.2 - "Landlord's Insurance," Landlord's obligation to repair or restore shall also include such Alterations, but only to the extent Landlord receives insurance proceeds covering the cost of such repair or restoration.

          If Landlord is required or elects to repair damage to the premises and/or the Property this Lease shall continue in effect but Tenant's Base Rent and Additional Rent from the date of the casualty through the date of substantial completion of the repair shall be abated with regard to any portion of the Premises that Tenant is prevented from using by reason of such damage or its repair; provided, however, that if the casualty is the result of the willful misconduct or negligence of Tenant or Tenant's Representatives or Tenant's Visitors, there will be no such rental abatement. The amount and period of rental abatement shall be determined by Landlord in the exercise of its good faith reasonable judgement. In no event shall Landlord be liable to Tenant by reason of any injury to or interference with Tenants business or property arising from fire or other casualty or by reason of any repairs to any part of the Property made necessary by such casualty.

          13.2 Landlord's Right to Terminate.  Landlord may elect to terminate
               -----------------------------
this Lease, effective as of the date of the casualty, under the following circumstances:

               (a) Where, in the reasonable judgement of Landlord, the damage cannot be substantially repaired and restored under applicable laws and governmental regulations within nine (9) months from the date of the casualty;

               (b) Where, in the reasonable Judgement of Landlord, adequate proceeds are not, for any reason, made available to Landlord from Landlord's insurance policies (and/or from Landlord's funds made available for such purpose, at Landlord's sole option) to make the required repairs; or

               (c) Where the Property is damaged or destroyed to the extent that the cost to repair and restore the Property exceeds fifty percent (50%) of the full replacement cost of the Property, whether or not the Premises are at all damaged or destroyed.

               If any of the circumstances described in subparagraphs (a), (b) or (C) of this subsection occur or arise, Landlord must notify Tenant in writing of that fact within one hundred twenty (120) days after the date of the casualty and in such notice Landlord must also advise Tenant whether Landlord has elected to terminate this Lease as of the date of casualty.

          13.3 Tenant's Right to Terminate.  If all or a substantial part of the
               ---------------------------
Premises are rendered untenantable or inaccessible by damage to all or any part of the Property from fire or other casualty, then Tenant may elect to terminate this Lease under the following circumstances:

               (a) Where Landlord has the right under Section 13.2 - "Landlord's Right to Terminate" to terminate this Lease but has not elected to so terminate and Landlord falls to. commence the required repair within ninety
     (90) days after the date of the casualty, in which event Tenant may elect to terminate this Lease upon notice to Landlord given within ten (10) days after such ninety (90) - day period, effective as of the next calendar month following such notice to Landlord.

               (b) In the circumstances described in Subsection 13.2 (a) above; in which event Tenant may elect to terminate this Lease as of the date. of the casualty by giving Landlord notice of such election to terminate within fifteen (15) days after Landlord's notice to Tenant pursuant to Section 13.2.

               (c) In the event any such casualty is the result of the willful misconduct or negligence of Tenant, Tenant's Representatives or Tenant's Visitors, the termination. rights described in Subsection 13.3(a) and 13.3(b) shall not be available to Tenant.

          13.4 Waiver of Statutory Provisions.  Landlord and Tenant each hereby
               ------------------------------
waive the provisions of California Civil Code Section 1932(2), 1933(4) and any other applicable existing or future law, ordnance or regulation with respect to damage or destruction of leased premises or with respect to the termination of a lease agreement in the event of such damage or destruction under any circumstances other than as provided in Section 13.2 - "Landlord's Right to Terminate" and 13.3 - "Tenant's Right to Terminate."

     14.  CONDEMNATION.
          ------------

          14.1 Definitions.  For purposes of this Section, the following terms
               -----------
shall be defined as follows:

               (a) "Award" shall mean all compensation, sums, or anything of value awarded, paid or received on a total of partial Condemnation.

               (b) "Condemnation" shall mean (i) a permanent or temporary taking pursuant to the exercise by a Condemnor of the power of condemnation or eminent domain, whether by legal proceedings or otherwise, or (ii) a voluntary sale or transfer by Landlord to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

               (c) "Condemnor" shall mean any public or quasi-public authority, private corporation or individual having the power of Condemnation or eminent domain.

               (d) "Date of Condemnation" shall mean the earlier of the date that title to the property taken by the Condemnor is vested in the Condemnor or the date the Condemnor has the right to possession of the property being condemned.

          14.2 Condemnation.  If the Premises are totally taken by a permanent
               ------------
Condemnation, this Lease shall terminate as of the Date of Condemnation. If a portion but not all of the Premises is taken by a permanent Condemnation, this Lease shall remain in effect; provided, however, that if Landlord and Tenant agree that the portion of the Premises remaining after the Condemnation will be unsuitable for Tenant's continued use, then upon notice to Landlord within fifteen (15) days after Landlord notifies Tenant of the Condemnation, Tenant may terminate this Lease effective as of the Date of Condemnation.

          If twenty-five percent (25%) or more of the Land or of the floor area in the Building is taken by Condemnation, whether or not any portion of the Premises is so taken, Landlord may elect to terminate this Lease at any time up to thirty (30) days after to the Date of Condemnation. If Landlord so terminates this Lease, the termination shall be effective as of the Date of Condemnation.

          If all or a portion of the Premises is taken by a temporary Condemnation, this Lease shall remain in full force and effect.

          14.3 Restoration.  If this Lease is not terminated as provided in
               -----------
Section 14.2 "Condemnation" following a Condemnation, Landlord, at its expense, shall diligently proceed to repair and restore the Premises to substantially its former condition (to the extent permitted by the then applicable codes, laws and regulations) and/or repair and restore the Building to an architecturally complete office building; provided, however, that Landlord's obligations to so repair and restore shall be limited to the amount of any Award received by Landlord and no required to be paid to any lender holding a mortgage or deed of trust on the Property. In no event shall Landlord have any obligation to repair or replace any Suite Improvements beyond the amount of any Award received by Landlord for such repair or replacement or any of Tenant's personal property, Trade Fixtures, or Alterations.

          14.4 Abatement and Reduction of Rent.  If any portion of the Premises
               -------------------------------
is permanently taken in a Condemnation or is rendered permanently untenantable by repairs necessitated by the Condemnation, and this Lease is not terminated, the Base Rent and Additional Rent payable under this Lease shall be proportionally reduced as of the Date of Condemnation based upon the percentage of rentable square feet in the Premises to taken or rendered permanently untenantable. In addition, if this Lease remains in effect following a permanent Condemnation and Landlord proceeds to repair and restore the Premises, the Base Rent and Additional Rent payable under this Lease shall be abated during the period of such repair or restoration to the extent such repairs prevent Tenant's use of the Premises.

          14.5 Awards.  Any Award made shall be paid to Landlord, and Tenant
               ------
hereby assigns to Landlord, and waives all interest in or claim to, any such Award, including any claim for the value of the unexpired term of this Lease; provided, however, that Tenant shall be entitled to receive, or to prosecute a separate claim for, an Award for a temporary Condemnation where this Lease is not terminated, or an Award or portion thereof separately designated for relocation expenses or the interruption of or damage to Tenant's business or as compensation for Tenant's personal property, Trade Fixtures or Alterations.

          Landlord and tenant each hereby waive the provisions of California Code of Civil Procedure Section 1254.120 and any other applicable existing or future law, ordinance or governmental regulation providing for, or allowing either party to petition the courts of the state in which the Property is located for, a termination of this Lease upon a partial taking of the Premises and/or the Property.

     15.  ASSIGNMENT AND SUBLETTING.
          -------------------------

          15.1 Landlord's Consent Required.  Tenant shall not assign, transfer,
               ---------------------------
mortgage, pledge, hypothecate or encumber this Lease or. any interest therein (each a "Transfer"), and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld and any attempt to do so without such consent being first had and obtained shall be wholly void and shall constitute a breach of this Lease.

          15.2 Reasonable Consent.
               ------------------

               (a) If Tenant complies with the following conditions, Landlord shall not unreasonably withhold its consent to the subletting of the Premises or any portion thereof or the assignment of this Lease. Tenant shall submit in writing to Landlord (i) the name and legal composition of the proposed subtenant or assignee; (ii) the nature of the business proposed to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease; (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee; and (v) the form of the proposed sublease or assignment. Within three (3) business days after Landlord receives all such information it shall notify Tenant whether it approves such assignment or subletting or If it elects to proceed under Section 15.8 below.

               (b) The parties hereto agree and acknowledge that, among other circumstances for which Landlord could reasonably withhold its consent to a sublease or assignment, it shall be reasonable for Landlord to withhold its consent where (i) the assignee or subtenant (a "Transferee") does not itself occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the Transferee's reputation or creditworthiness or the character of the business to be conducted by the Transferee at the Premises, (iii) the assignment or subletting would increase the burden on the Building services or the number of people occupying the Premises, or (iv) Landlord otherwise determines that the assignment or sublease would have the effect of increasing the expenses associated with operating the Property without reimbursement of the excess costs by Tenant. In no event may Tenant publicly advertise all or any portion of the Premises for assignment or sublease at a rental less than that then sought by Landlord for comparable space in the Property.

          15.3 Excess Consideration.  If Landlord consents to the assignment or
               --------------------
sublease, Landlord shall be entitled to receive as additional Rent hereunder any consideration paid by the Transferee for the assignment or sublease and, in the case of a sublease, fifty percent (50%) of the excess of the rent and other consideration payable by the subtenant over the amount of Base Rent and Additional Rent payable hereunder applicable to the subleased space.

          15.4 No Release of Tenant.  No consent by Landlord to any assignment
               --------------------
or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting, and the Transferee shall be jointly and severally liable with Tenant for the payment of Rent (or that portion applicable to the subleased space in the case of a sublease) and for the performance of all other terms and provisions of the Lease. The consent by Landlord to any assignment or subletting shall not relieve Tenant and any such Transferee from the obligation to obtain Landlord's express written consent to any subsequent assignment or subletting. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

          15.5 Attorneys' Fees.  Tenant shall pay Landlord's reasonable
               ---------------
attorneys' fees incurred in connection with reviewing the proposed assignment or sublease.

          15.6 Transfer of Ownership Interest.  If Tenant is a business entity,
               ------------------------------
any direct or indirect transfer of more than fifty percent (50%) or more of the Ownership interest of the entity (whether all at one time or over the term of the Lease) shall be deemed a Transfer.

          15.7 Effectiveness of Transfer.  No permitted assignment (whether or
               -------------------------
not requiring Landlord's consent) shall be effective until Landlord has received a counterpart of the assignment and in instrument in recordable form executed by the assignee in which the assignee assumes all of Tenants obligations under this Lease arising on or after the date of assignment. No permitted subletting (whether or not requiring Landlord's consent) by Tenant shall be effective until there has been delivered to Landlord a counterpart of the sublease and an instrument in recordable form executed by the subtenant in which the subtenant agrees to be and remain jointly and severally liable with Tenant for the payment of Rent and for the performance of all of the terms and provisions of this Lease; provided, however, that the subtenant shall be liable to Landlord for Rent only in the amount set forth in the sublease. The failure or refusal of an assignee or subtenant to execute any such instrument shall not release or discharge the assignee or subtenant from its liability set forth above. The voluntary, involuntary or other surrender of this Lease by Tenant, or a mutual cancellation by Landlord and Tenant, shall not work a merger, and any such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any or all of such subleases.

          15.8 Landlord's Right to Space.  Notwithstanding any of the above
               -------------------------
provisions of this Section 15 to the contrary, if Tenant notifies Landlord that it desires to assign this Lease or sublet all of any part of the premises, Landlord, in lieu of consenting to such assignment or sublease, may elect to terminate this Lease (in the case of an assignment or a sublease of the entire Premises), or to terminate this Lease as it relates to the space proposed to be subleased by Tenant (in the case of a sublease of less than the entire Premises). In such event, this lease (or portion thereof) will terminate on the date the assignment or sublease was to be effective, and Landlord may lease such space to any party, including the prospective Transferee identified by Tenant.

          15.9  Transfer to Affiliate.  Tenant may assign this Lease or sublet
                ---------------------
the Premises or any portion thereof, without Landlord's consent, to any corporation or other entity which controls, is controlled by, or is under common control with Tenant, or to any corporation or other entity resulting from a merger or consolidation with Tenant, or to any person or entity which acquires substantially all the assets of Tenant as a going concern (collectively, an "Affiliate"), provided that the Affiliate assumes in writing all of Tenant's obligations under this Lease.

          15.10 Involuntary Assignment.  In the event that Landlord consents,
                ----------------------
pursuant to Section 365 of the Federal Bankruptcy Code, to any assumption, assignment or sublease ("transfer") of the rights or interest of Tenant under this Lease, "adequate assurance of future performance" of this Lease by the transferee shall include, but not be limited to, establishment by the transferee of an impound account into which the transferee shall deposit, subject to withdrawal solely by Landlord from time to time as the same becomes due, an amount equal to the aggregate amount of all Rent which shall become due under this Lease during the remainder of the term of this Lease.

     16.  DEFAULT AND REMEDIES.
          --------------------

          16.1  Events of Default.  The occurrence of any of the following shall
                -----------------
constitute an "Event of Default" by Tenant:

               (a) Tenant fails to make any payment of Rent when due and such failure is not cured within five (5) days after written notice to Tenant thereof.

               (b) Tenant falls to timely make payments of Rent when due under this Lease three (3) or more times during any twelve (12) month period during the term of this Lease.

               (c) Tenant fails to deliver any estoppel certificate requested by Landlord within the period described in Section 23 - "Estoppel Certificates."

               (d) Tenant fails to comply with any of the provisions of Section 35 -"Hazardous Materials."

               (e) Tenant ceases doing business as a going concern, makes an assignment for the benefit of creditors, is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of such petition) seeking relief under any reorganization, arrangement, consolidation, readjustment, liquidation, dissolution or similar arrangement or proceeding under any state or federal bankruptcy or other statute, law or regulation, or Tenant consents to or acquiesces in the appointment, pursuant to any state or federal bankruptcy or other statute, law or regulation, of a trustee, receiver or liquidator for the Premises, for Tenant or for all or any substantial part of Tenant's assets.

               (f) Tenant fails, within ninety (90) days after the commencement of any proceedings against Tenant seeking relief under any reorganization, arrangement, consolidation, readjustment, liquidation, dissolution or similar arrangement or proceeding under any state or federal bankruptcy or other statute, law or regulation, to have such proceedings dismissed, or Tenant fails, within ninety (90) days after an appointment pursuant to any state or federal bankruptcy or other statutes, law or regulation, without Tenant's consent or acquiescence, of any trustee, receiver or liquidator for the Premises, for Tenant or for all or any substantial part of Tenant's assets, to have such appointment vacated.

               (g) Tenant fails to use reasonable efforts to perform or comply with any provisions of this Lease other than those described in (a) through
     (g) above, and such failure is not cured within fifteen (15) days after notice to Tenant or, if such failure cannot be cured within such fifteen
     (15) - day period, Tenant fails within such fifteen (15) day period to commence, and thereafter diligently proceed with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice; provided, however, that if Landlord in its reasonable judgment and in good faith determines that such failure cannot or will not be cured by Tenant within such ninety days, then such failure shall constitute an Event of Default immediately upon such notice to Tenant.

          16.2 Remedies.  Upon the occurrence of an Event of Default Landlord
               --------
shall have the following remedies, which shall not be exclusive but shall be cumulative and shall be in addition to any other remedies now or hereafter allowed by law:

               (a) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including, but not limited to, its re-entry into the Premises, its efforts to relet the Premises, its reletting of the Premises for Tenant's account, its storage of Tenant's personal property and Trade Fixtures, its acceptance of keys to the Premises from Tenant or its exercise of any other rights and remedies under this Section 16.2., shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises.

               Upon such termination in writing of Tenant's right to possession of the premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 or any other applicable existing or future law, ordinance or regulation providing for recovery of damages for such breach, including but not limited to the following:

                    (1) The reasonable cost of recovering the Premises; plus

                    (2) The reasonable cost of removing Tenant's Alterations, Trade Fixtures and Suite Improvements; plus

                    (3) All unpaid Rent due or earned hereunder prior to the date of termination, less the proceeds of any reletting or any rental received from subtenants prior to the date of termination applied as provided in subsection (b) below, together with interest at the rate specified in Section 17.2 - "Interest" of this Lease, on such sums from the date such Rent is due and payable until the date of the award of damages; plus

                    (4) The amount by which the Rent which would be payable by Tenant hereunder, including Tenant's Share of increases in Operating Costs and Taxes, as reasonably estimated by Landlord, from the date of termination until the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided together with interest at the rate specified in Section 17.2 - "Interest" on such sums from the date such Rent is due and payable until the date of the award of damages; plus

                    (5) The amount by which the Rent which would be payable by Tenant hereunder, including Tenant's Share of increases in Operating Costs and Taxes, as reasonably estimated by Landlord, for the remainder of the then term, after the date of the award of damages exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%); plus

                   (6) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

               (b) Landlord may continue this Lease in full force and effect and may enforce all its rights and remedies under this Lease, including, but not limited to, the right to recover Rent as it becomes due. During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and sublet all or any part of the Premises for Tenant's account to any person, for such term (which may be a period beyond the remaining term of this Lease), at such rents and on such other terms and conditions as Landlord deems advisable. In the event of any such subletting, rents received by Landlord from such subletting shall be applied (i) first, to the payment of the costs of maintaining, preserving, altering and preparing the premises for subletting and other costs of subletting, including but not limited to brokers' commissions, reasonable attorneys' fees and reasonable expense of removal of Tenant's personal property, Trade Fixtures, Alterations and Suite Improvements; (ii) second, to the payment of Rent then due and payable; (iii) third, to the payment of future Rent as the same may become due and payable hereunder; and (iv) fourth, the balance, if any, shall be paid to Tenant upon (but not before) expiration of the term of this Lease. If the rents received by Landlord from such subletting, after application as provided above, are insufficient in any month to pay the Rent due and payable hereunder for such month, Tenant shall pay such deficiency to Landlord monthly upon demand. Notwithstanding any such subletting for Tenant's account without termination, Landlord may at any time thereafter, by written notice to Tenant, elect to terminate this Lease by virtue of a previous Event of Default.

               During the continuance of an Event of Default, for so long as Landlord does not terminate Tenant's right to possession of the Premises and subject to Section 15 -"Assignment and Subletting" and the options granted to Landlord thereunder, Landlord shall not unreasonably withhold its consent to an assignment or sublease of Tenant's interest in the premises or in this Lease.

               (c) During the continuance of an Event of Default, Landlord may enter the Premises without terminating this Lease and remove all Tenant's personal property, Alterations and Trade Fixtures from the premises. If Landlord removes such property from the Premises and stores it at Tenant's risk and expense, and if Tenant falls to pay the cost of such removal and storage after written demand therefor and/or to pay any Rent then due, after the property has been stored for a period of thirty (30) days or more Landlord may sell such property at public or private sale, in the manner and at such times and places as Landlord in its sole discretion deems commercially reasonable following reasonable notice to Tenant of the time and place of such sale. The proceed of any such sale shall be applied first to the payment of the expenses for removal and storage of the property, preparation for and conducting such sale, and attorneys' fees and other legal expenses incurred by Landlord in connection therewith, and the balance shall be applied as provided in subsection (b) above.

               Tenant hereby waives all claims for damages that may be caused by Landlord's reentering and taking possession of the Premises or removing and storing Tenant's personal property pursuant to this Section, and Tenant shall hold Landlord harmless from and against any loss, cost or damage resulting from any such act, excepting Landlord's negligence or willful misconduct. No reentry by Landlord shall constitute or be construed as a forcible entry by Landlord.

               (d) Landlord may require Tenant to remove any and all Suite Improvements from the Premises or, if Tenant fails to do so within ten (10) days after Landlord's request, Landlord may do so at Tenant's expense.

               (e) Landlord may cure the Event of Default at Tenant's expense. If Landlord pays any sum or incurs any expense in curing the Event of Default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the rate specified in Section 17.2 - "Interest" from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

     17.  LATE CHARGE; INTEREST.
          ---------------------

          17.1 Late Charge.  Tenant acknowledges that the late payment of any
               -----------
Rent due hereunder will cause Landlord to incur expense not contemplated by this Lease and that the exact amount of such expenses would be extremely difficult and impracticable to fix. Such expenses include, but are not limited to, processing and accounting charges, late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Property and the loss of the use of delinquent Rent. Therefore, if any payment of Rent is not received by Landlord when due, Tenant shall pay to Landlord on demand as a late charge an additional amount equal to two percent (2%) of the overdue sum, which amount represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue sum or prevent Landlord from exercising any of its other rights and remedies under this Lease.

          17.2 Interest.  In addition to the late charges referred to above,
               --------
which are intended to defray Landlord's costs resulting from late payments, any late payment of Rent shall, at Landlord's option, bear interest from the due date of any such payment to the date same is paid at a fifteen percent (15%) per annum or the maximum lawful rate that Landlord may charge to Tenant under applicable laws, whichever is less.

     18.  WAIVER.  No provisions of this Lease shall be deemed waived by
          ------
Landlord unless such waiver is in a writing signed by Landlord. The waiver by Landlord of any breach of any provision of this Lease shall not be deemed a waiver of such provision or of any subsequent breach of the same or any other provision of this Lease. No delay or omission in the exercise of any right or remedy of Landlord upon any default by Tenant shall impair such right or remedy or be construed as a waiver. Landlord's acceptance of any payments of Rent due under this Lease shall not be deemed a waiver of any default by Tenant under this Lease (including Tenant's recurrent failure to timely pay Rent) other than Tenant's nonpayment of the accepted sums, and no endorsement or statement on any check or accompanying any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

     19.  ENTRY AND INSPECTION.  Only upon reasonable verbal or written notice
          --------------------
to Tenant (except where in Landlord's judgment the existence of an emergency necessitates an immediate entry into the Premises without notice to avoid damage, loss or injury to persons or property or any part of the Property), Landlord and its authorized representatives may enter the Premises at all reasonable times to determine whether the Premises are in good condition, to determine whether Tenant is complying with its obligations under this Lease, to perform any maintenance or repair of the Premises or the Property that Landlord has the right or obligations to perform, to install or repair improvements for other tenants that require access to the Premises for such installation or repair, to serve, post or keep posted any notices required or allowed under the provisions of this Lease, to show the Premises to prospective brokers, agents, buyers, transferee, mortgagees or tenants, or to do any other act or thing. necessary for the safety or preservation of the Premises of the Property.

          Landlord shall not be liable in any manner for any inconvenience, loss of business or other damage to Tenant or other persons arising out of Landlord's entry on the Premises as provided in this Section unless caused by Landlord's willful misconduct. Landlord shall conduct its activities under this Section in a manner that will minimize inconvenience to Tenant without incurring additional expense to Landlord. When reasonably necessary Landlord with reasonable notice to Tenant, except in the case of an emergency, may temporarily close entrances, doors, corridors, elevators or other facilities in the Property without liability to Tenant by reason of such closure and without such action being construed as an eviction of Tenant or a release of Tenant from its obligations under this Lease. In no event shall Tenant be entitled to an abatement of rent on account of any entry by the Landlord.

     20.  SURRENDER, HOLDING OVER.
          -----------------------

          20.1 Surrender.  Upon the expiration or termination of this Lease,
               ---------
Tenant shall surrender the Premises and all Suite Improvements and Alterations to Landlord broom-clean and in their original condition, except for reasonable wear and tear, damage from casualty or condemnation and any changes resulting from approved Alterations; provided, however, that prior to the expiration or termination of this Lease Tenant shall remove from the premises all Tenant's personal property, Trade Fixtures, Alterations and Suite Improvements that Tenant has the right or is required by Landlord to remove under the provisions of this Lease. If such removal is not completed at the expiration or termination of this Lease, Landlord may remove the same at Tenant's expense.
Any damage to the Premises or the Building caused by such removal shall be repaired promptly by Tenant or, if Tenant fails to do so, Landlord may do so at Tenant's expense. Tenant's obligations under this Section shall survive the expiration or termination of this Lease. Upon expiration or termination of this Lease or of Tenant's possession, Tenant shall surrender all keys to the Premises or any other part of the Building and shall make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises.

          20.2 Holding Over.  If Tenant remains in possession of the Premises
               ------------
after the expiration or termination of this Lease, Tenant's continued possession shall be on the basis of a tenancy at the sufferance of Landlord, and Tenant shall continue to comply with or perform all the terms and obligations of the Tenant under this Lease, except that the Base Rent during Tenant's holding over shall be one hundred and twenty five percent (125%) the Base Rent payable in the last month prior to the termination hereof Tenant shall indemnify and hold Landlord harmless from and against all claims, liability, damages, costs or expenses, including reasonable attorneys fees and costs of defending the same, incurred by Landlord and arising directly or indirectly from Tenant's failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages, including lost profits, claimed by any prospective tenant of the Premises, and (ii) Landlord's damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.

     21.  SUBORDINATION; ATTORNMENT; NONDISTURBANCE.  This Lease is expressly
          -----------------------------------------
made subject and subordinate to any mortgage, deed of trust, ground lease, underlying lease or like encumbrance affecting any part of the Property or any interest of Landlord therein which is now existing or hereafter executed or recorded ("Encumbrance"), and any memorandum of this Lease, whether or not recorded in the public records of the county in which the Property is located, shall so state; provided, however, that such subordination shall only be effective, as to future Encumbrances, if the holder of the Encumbrance agrees that this Lease shall survive the termination of the Encumbrance by lapse of time, foreclosure or otherwise so long as Tenant is not in default under this Lease. Provided the conditions of the preceding sentence are satisfied, Tenant covenants and agrees to execute and deliver, upon request by Landlord and in a form reasonably requested by Landlord, any additional documents evidencing the subordination of this Lease with respect to any such Encumbrance and the nondisturbance agreement of the holder of any such Encumbrance. If the interest of Landlord in the Property is transferred to any person ("Purchaser") pursuant to or in lieu of proceedings for enforcement of any Encumbrance, Tenant shall immediately and automatically attorn to the Purchaser, and this Lease shall continue in full force and effect as a direct lease between the Purchaser and Tenant on the terms and conditions set forth in this Lease.

     22.  MORTGAGE PROTECTION.  Tenant agrees to give any holer of any
          -------------------
Encumbrance covering any part of the Property ("Mortgagee"), by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default (including the time necessary to foreclose or otherwise terminate its Encumbrances, if necessary to effect such cure), and this Lease shall not be terminated so long as such remedies are being diligently pursued.

     23.  ESTOPPEL CERTIFICATES.  Upon ten (10) days' notice from Landlord,
          ---------------------
Tenant shall execute and deliver to Landlord, in form provided by or satisfactory to Landlord, a certificate stating that this Lease is in full force and effect, describing any amendments or modifications hereto, acknowledging that this Lease is subordinate or prior, as the case may be, to any Encumbrance and stating any other information Landlord may reasonably request, including the term of this Lease, the monthly Base Rent, the date to which Rent has been paid, the amount of any security deposit or prepaid Rent, whether either party hereto is in default under the terms of the Lease, whether Landlord has completed its construction obligation hereunder and any other information reasonably requested by Landlord. Any person or entity purchasing, acquiring an interest in or extending financing with respect to the Property shall be entitled to rely upon any such certificate. Tenant shall be liable to Landlord for any damages incurred by Landlord including any profits or other benefits from any financing of the Property or any interest therein which are lost or made unavailable as a result, directly or indirectly, of Tenant's failure or refusal to timely execute or deliver such estoppel certificates.

     24.  NOTICES.  Any notice, demand, request, consent, approval or
          -------
communication that either party desires or is required to give to the other party under this Lease shall be in writing and shall be served personally, delivered by independent messenger or courier service, or sent by U.S. registered or certified mail, return receipt requested, postage prepaid, addressed to the other party at the address set forth below:

          To Tenant at:  PAN AMERICAN BANK (FSB)
                         1300 S. El Camino Real, 3rd Floor
                         San Mateo, CA  94402
                         Attn:  Mr. Lawrence J. Grill, President

          To Landlord at:  Old Stone Bank of California
                           A Federal Savings Bank
                           24970 Hesperian Blvd.
                           Hayward, CA  94545
                           Attn:  George C. Hale, CEO/President

          and
          To Landlord at:  The Resolution Trust Corporation
                           as Receiver for
                           Pan American Federal Savings Bank
                           4000 MacArthur Blvd.
                           Newport Beach, CA  92660
                           Attn:  Melinda Magee

          and
          To Property Mgr: Cornish & Carey Commercial
                           5201 Great American Parkway
                           Santa Clara CA 95054
                           Attn:  Ms. Katy Jessup

          Either party may change its address by a notice to the other party complying with this Section. In the event Tenant sublets the Premises in accordance with Section 15 -"Assignment and Subletting", notices from Landlord shall be effective on the subtenant when given to Tenant pursuant to this Section.

          Notices sent by independent messenger or courier service will be effective one (1) day after acceptance by the independent service for delivery; notices sent by mail in accordance with this Section will be effective two (2) days after mailing. In the event Tenant requests dual notices hereunder, Tenant will be bound by such notice from the earlier of the effective times of the dual notices.

     25.  ATTORNEYS FEES.
          --------------

          25.1 If Tenant or Landlord brings any action for the enforcement or interpretation of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay to the prevailing party a reasonable sum for attorneys fees. The "prevailing party" will be determined by the court before whom the action was brought based upon an assessment of which party's major arguments or positions taken in the suit or proceeding could fairly be said to have prevailed over the other party's major arguments or positions on major disputed issues in the court's decision.

          25.2 If Landlord, without fault on Landlord's part, is made a party to any litigation institute by Tenant or by a third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant or otherwise arising out of or resulting rom any act or transaction of Tenant or of any such other person, Tenant covenants to hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and reimburse Landlord upon demand for all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

     26.  SECURITY DEPOSIT.  On execution of this Lease, Tenant shall deposit
          ----------------
with Landlord $11,657.20 as security deposit for the performance by Tenant of the provisions of this Lease. Landlord may use the security deposit or any portion thereof to cure any Event of Default under this Lease or to compensate Landlord for any damage it incurs as a result of Tenant's failure to perform any of its obligations hereunder. In such event Tenant shall immediately pay to Landlord an amount sufficient to replenish the security deposit to the sum initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return to Tenant the security deposit or the balance thereof then held by Landlord. Landlord may commingle the security deposit with Landlord's general and other funds, and Landlord shall not be required to pay interest on the security deposit to Tenant. Upon termination of Landlord's interest in the Property, whether by sale of the Property or otherwise, Landlord shall have no further obligation to Tenant with respect to the security deposit or any other sums due hereunder and prepaid by Tenant upon transfer of the security deposit to Landlord's successor in interest.

     27.  QUIET POSSESSION.  Subject to Tenant's full and timely performance of
          ----------------
all its obligations under this Lease and subject of the terms of this Lease, including Section 21 -"Subordination; Attornment; Nondisturbance," Tenant shall have the quiet possession of the Premises throughout the term of this Lease as against any persons or entities lawfully claiming by, through or under Landlord.

     28.  SECURITY MEASURES.  Landlord may, but shall be under no obligation to,
          -----------------
implement security measures for the Building or the Property, such as the registration or search of all persons entering or leaving the Building, requiring identification for access to the Building, evacuation of the Building for cause, suspected cause, or for drill purposes, the issuance of magnetic pass cards or keys for the Building or elevator access and other actions that Landlord deems necessary or appropriate to prevent any threat of property loss or damage, bodily injury or business interruption; provided, however that such measures shall be implemented in a way as not to unreasonably inconvenience tenants of the Building. Tenant shall cooperate and comply with, and cause its Representatives and Visitors to cooperate and comply with, such security measures. Landlord, its agents and employees shall have no liability to Tenant or its Representatives or Visitors for the implementation or exercise of, or the failure to implement or exercise, any such security measures or for any resulting disturbance of Tenant's use or enjoyment of the Premises.

     29.  FORCE MAJEURE.  In the event Landlord is delayed, interrupted or
          -------------
prevented from performing any of its obligations under this Lease, including its obligations under the Construction Rider, and such delay, interruption or prevention is due to fire, act of God, governmental act, or any other cause outside the reasonable control of Landlord, then the time for performance of the affected obligations of Landlord shall be extended for a period equivalent to the period of such delay, interruption or prevention.

     30.  RULES AND REGULATIONS.  Tenants shall be bound by and shall comply
          ---------------------
with the rules and regulations attached to and made a part of this Lease as Exhibit C to the extent those rules and regulations are not in conflict with the terms of this Lease, as well as any reasonable rules and regulations hereafter adopted by Landlord for all tenants of the Building, upon notice to Tenant thereof (collectively, the "Building rules"). Tenant's failure to comply with such Building Rules shall constitute a failure to fully perform all the provisions of this Lease. Landlord shall not be responsible to Tenant or to any other person for any violation of, or failure to observe, the Building Rules by any other tenant or other person.

     31.  LANDLORD'S LIABILITY.  The term "Landlord" as used in this Lease,
          --------------------
shall mean only the owner or owners of the Property at the time in question. Notwithstanding any other term or provision of this Lease, the liability of Landlord for obligations under this Lease is limited solely to Landlord's interest in the Property as the same may from time to time be encumbered, and no personal liability shall at any time be asserted or enforceable against any other assets of Landlord or against Landlord's stockholders, directors, officers or partners on account of any of Landlord's obligations or actions under this Lease. In addition, in the event of any conveyance of title to the Building or the Property, then from and after the date of such conveyance, Landlord shall be relieved of all liability with respect to Landlord' obligations to be performed under this Lease after the date of such conveyance. Upon any conveyance of title to the Building or the Property, the grantee or transferee, by accepting such conveyance, shall be deemed to have assumed Landlord's obligations to be performed under this Lease from and after the date of transfer, subject to the limitations on liability set forth above in this Section 31.

     32.  CONSENTS AND APPROVALS.  Wherever the consent, approval, judgment or
          ----------------------
determination of Landlord is required or permitted under this Lease, Landlord may exercise its good faith business judgment in granting or withholding such consent or approval or in making such judgment or determination without reference to any extrinsic standard of reasonableness, unless the provision providing for such consent, approval, judgment or determination specifies that Landlord's consent or approval is not to be unreasonably withheld, or that such judgment or determination is to be reasonable, or otherwise specifies the standards under which Landlord may withhold its consent. If it is determined that Landlord failed to give its consent where it was required to do so under this Lease, Tenant shall be entitled to specific performance but not to monetary damages for such failure.

          The review and/or approval by Landlord of any items to be reviewed or approved by Landlord under the terms of this Lease or any Exhibits hereto shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord's interest in the Property under this Lease, and no third parties, including Tenant or the Representatives and Visitors of Tenant or any person or entity claiming by, through or under Tenant, shall have any rights hereunder.

     33.  BROKERS.  Tenant and Landlord warrant and represent to each other that
          -------
in the negotiating or making of this Lease neither Tenant nor Landlord nor anyone acting on their behalf has dealt with any real estate broker or Finder who might be entitled to a fee or commission for this Lease. Tenant and Landlord agree to indemnify and hold each other harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Tenant or Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Landlord or its Representatives.

     34.  RELOCATION OF PREMISES AND OTHER RIGHTS RESERVED BY LANDLORD.
          ------------------------------------------------------------

          34.1 Relocation of Premises.
               ----------------------

               (a) Conditions.  For the purpose of maintaining an economical and
                   ----------
     proper distribution of tenants acceptable to Landlord throughout the Property, Landlord shall have the right from time to time during the Term to relocate the Premises within the Property, subject to the following terms and conditions:

                   (i) The rented and usable areas of the new Premises must be of equal size to the existing Premises (subject to a variation of up to ten percent (10%) provided the amount of Base Rent payable under this Lease is not increased);

                   (ii) If the then prevailing rental rate for the new Premises is less than the amount being paid for the existing Premises, Base Rent shall be reduced to equal the then prevailing rent for the new Premises;

                   (iii) Landlord shall pay the cost of providing tenant improvements in the new Premises comparable to the tenant improvements in the existing Premises; and

                   (iv) Landlord shall pay the expenses reasonably incurred by Tenant in connection with such substitution of Premises, including but not limited to costs of moving, door lettering, telephone relocation and reasonable quantities of new stationery.

               (b) Notices.  Landlord shall deliver to Tenant written notice of
                   -------
     Landlord's election to relocate the Premises, specifying the new location and the amount of rent payable therefore at least sixty (60) days prior to the date the relocation is to be effective. If the relocation of the Premises is not acceptable to Tenant, Tenant for a period of ten (10) days after receipt of Landlord's notice shall have the right to cancel the relocation by Landlord and this Lease shall remain in full force and effect (by delivering written notice to Landlord). If

     Tenant so notifies Landlord to cancel relocation, Landlord will withdraw relocation notice, in which event this Lease shall continue and Tenant shall not be relocated.

          34.2 Other Rights Reserved by Landlord.  In addition to the foregoing
               ---------------------------------
rights, Landlord retains and shall have the rights set forth below, exercisable with notice (for those items below which affect Tenant's Premises) and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for set-off or abatement of Rent.

               (a) To change the Building's name or street address or to change the room number or numbers of the Premises.

               (b) To install, affix and maintain any and all signs on the exterior and interior of the Building.

               (c) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building and its tenants, provided such exclusive right shall not operate to require Tenant to use or patronize such business or service or to exclude Tenant from its use of the Premises expressly permitted herein.

               (d) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of the Landlord.

               (e) To reduce, increase, enclose or otherwise change at any time and from time to time the size, number, location, layout and nature of the common areas and facilities and other tenancies and premises in the Property and to create additional rentable areas through use or enclosure of common areas.

     35.  HAZARDOUS MATERIALS.
          -------------------

          a.   Definitions.
               -----------

               (1) "Hazardous Materials" shall mean any substance: (A) that now or in the future is regulated or governed by, requires investigation or remediation under, or is defined as a hazardous waste, hazardous substance, pollutant or contaminant under any governmental statute, code, ordinance, regulation, rule or order, and any amendment thereto, including for example only and without limitation, the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., and the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., or
     (B) that is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, dangerous or otherwise hazardous, including for example only and without limitation, gasoline, diesel, petroleum, hydrocarbons, polychlorinate biphenyl (CBs), asbestos, radon and urea formaldehyde foam insulation.

               (2) "Environmental Requirements" shall mean all present and future governmental statutes, codes, ordinances, regulations, rules, orders, permits, licenses, approvals, authorizations and other requirements of any kind applicable to Hazardous Materials.

               (3) "Handle," "Handled," or "Handling" shall mean any installation, handling, generation, storing, treatment, use, disposal, discharge, release, manufacture, refinement, presence, migration, emission, abatement, removal, transportation, or any other activity of any type in connection with or involving Hazardous Materials by Tenant or its officers, employees, contractors, assignees, sublessee, agents or invites.

               (4) "Environmental Losses" shall mean all costs and expense s of any kind, damages, foreseeable and unforeseeable consequential damages, fines and penalties incurred in connection with any violation of and compliance with Environmental Requirements and all losses of any kind attributable to the diminution of value, loss of use or adverse effects on marketability or use of any portion of the Premises or Property.

          b.   Tenant's Covenants.  No Hazardous Materials shall be handled at
               ------------------
or about the Premises or Property without Landlord's prior written consent, which consent may be granted, denied, or conditioned upon compliance with Landlord's requirements, all in Landlord's absolute discretion. Notwithstanding the foregoing, normal quantities and use of those Hazardous Materials customarily used in the conduct of general office activities, for example, copier fluids and cleaning supplies, may be used and stored at the Premises without Landlord's prior written consent. Tenant's activities at or about the Premises and Property and the handling of Hazardous Materials shall comply at all times with all Environmental Requirements. At the expiration or termination of the Lease, Tenant shall promptly remove from the Premises and Property all Hazardous Materials Handled at the Premises or the Property. Tenant shall keep Landlord fully and promptly informed of all Handling of Hazardous Materials, other than normal quantities of Hazardous Materials customarily used in the conduct of general office activities.

          c.   Compliance.  Tenant covenants and warrants that it shall, at its
               ----------
own expense, promptly take all actions required by any governmental agency or entity in connection with the handling of Hazardous Materials at or about the Premises or Property, including without limitation, inspection and testing, performing all cleanup, removal and remediation work required with respect to those Hazardous Materials, complying with all closure requirements and post closure monitoring, and filing all required reports or plans. All of the foregoing work and all Handling of all Hazardous Materials shall be performed in a good, safe and workmanlike manner by consultants qualified and licensed to undertake such work and in manner that will not interfere with Landlord's use, operation, leasing and sale of the Property and other tenants' quiet enjoyment of their premises in the Property. Tenant shall deliver to Landlord prior to delivery to any governmental agency, or promptly after receipt from any such agency, copies of all permits, manifests, closure or remedial action plans, notices, and all other documents relating to the handling of Hazardous materials at or about the Premises or Property. Tenant shall remove at its own expense, by bond or otherwise, all liens or charges of any kind filed or recorded against the Premises or Property in connection with the Handling of Hazardous Materials, within ten (16) days after the filing or recording of such lien or charge, and if Tenant fails to do so, Landlord shall have the right, but not the obligation, to remove the lien or charge at Tenant's expense in any manner Landlord deems expedient.

          d.   Landlord's Rights.  Landlord shall have the right, but not the
               -----------------
obligation, to enter the Premises at any reasonable time, with reasonable notice to Tenant (i) to confirm Tenant's compliance with the provisions of this Section, and (ii) to perform Tenant's obligations under this Section if Tenant has failed to do so. Landlord shall also-have the right to engage qualified Hazardous Materials consultants to inspect the Premises and review the Handling of Hazardous Materials, including review of all permits, reports, plans, and other documents regarding same. Tenant shall pay the costs of Landlord's consultants' fees and all costs incurred by Landlord in performing Tenant's obligations under this Section Landlord shall use reasonable efforts to minimize any interference with Tenants business caused by Landlord's entry into the Premises, but Landlord shall not be responsible for any interference caused thereby.

          e.   Tenant's Indemnification.  Tenant agrees to indemnify, defend and
               ------------------------
hold harmless Landlord and its partners and their directors, officers, shareholders, employees and agents from all Environmental Losses and all other claims, losses, damages liabilities, costs and expenses of every kind, including without limitation, reasonable attorneys' and consultants' fees and costs, incurred at any time by Landlord arising from or in collection with the Handling of Hazardous Materials at or about the Premises or Property by Tenant or Tenant's failure to comply in full with all Environmental Requirements with respect to the Premises.

          f. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

     36.  ENTIRE AGREEMENT.  This Lease, including the Exhibits and any addenda
          ----------------
attached hereto and the documents referred to herein, if any, constitute the entire agreement between

Landlord and Tenant with respect to the leasing of space by Tenant in the Building, and supersede all prior or contemporaneous agreements, understandings, proposals and other representations by or between Landlord and Tenant, whether written or oral. Neither Landlord nor Landlord's agents have made any representations or warranties with respect to the Premises, the Building, the Property or this Lease except as expressly set forth herein, and no rights, easements or licenses shall be acquired by Tenant by implication or otherwise unless expressly set forth herein. The submission of this Lease for examination does not constitute an option for the Premises and this Lease shall become effective as a binding agreement only upon execution and delivery thereof by Landlord to Tenant.

     37.  MISCELLANEOUS.  This Lease may not be amended or modified except by a
          -------------
writing signed by Landlord and Tenant. Subject to Section 15 - "Assignment and Subletting" and Section 31 - "Landlord's Liability," this Lease shall be binding on and shall inure to the benefit of the parties and their respective successors, assigns and legal representatives. The determination that any provisions hereof may be void, invalid, illegal or unenforceable shall not impair any other provisions hereof and all such other provisions of this Lease shall remain in full force and effect. The unenforceability, invalidity or illegality of any provision of this Lease under particular circumstances shall not render unenforceable, invalid or illegal other provisions of this Lease or the same provisions under other circumstances. So as to avoid the rule against perpetuities, in all events if the Commencement Date has not occurred within two
(2) year from the date this Lease is signed, all rights and obligations of the parties hereunder shall terminate. This Lease shall be construed and interpreted in accordance with the laws of the state in which the Property is located. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party. When required by the contents of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to," the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. If there be more than one person or entity as Tenant hereunder, the obligations imposed hereunder shall be joint and several. Time is of the essence with respect to this Lease, except as to the conditions relating to the delivery of possession of the Premises to Tenant. Neither Landlord nor Tenant shall record this Lease.

     38.  AUTHORITY.  If the Tenant is it corporation or a partnership, each of
          ---------
the person executing this Lease on behalf of Tenant warrants and represents that Tenant is a daily organize and validly existing entity, that Tenant has full right and authority to enter into this Lease and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Lease. Tenant shall provide Landlord upon request, with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

          IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:                           TENANT:

Resolution Trust Corporation as     PAN AMERICAN BANK (FSB)
Receiver for Pan American
Federal Savings Bank

By                                  By /s/ LAWRENCE J. GRILL
  -------------------------------     -------------------------------

Its                                 Its       President
   ------------------------------      ------------------------------

Date                                Date     September 27, 1994
    -----------------------------       -----------------------------


OLD STONE BANK OF CALIFORNIA        By
A Federal Savings Bank                -------------------------------
                                    Its
                                       ------------------------------

By /s/ [Signature Illegible]        Date
  -------------------------------       -----------------------------

Its       Property Mgr.
   ------------------------------
                                    By
                                      -------------------------------
Date     September 26, 1994
    -----------------------------
                                    Its
                                       ------------------------------

                                    Date
                                        -----------------------------

                                       50